First Quarter 2013 Update Exhibit 99.1

Forward-Looking Statements

This presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believe,” “can,” “would,” “should,” “could,” “may,” “predict,”
“potential, “will,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” and “intend.”  These statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties. Our actual results could differ materially from those expressed in or contemplated by such forward-looking statements as a result of a variety of factors, some of which are more fully described under the caption “Risk Factors” in our 10-K that we filed with the Securities and Exchange Commission.  Any or all of our forward-looking statements in this presentation may turn out to be inaccurate. The inclusion of such forward-looking statements should not be regarded as a representation by us, or any other person that the results expressed in or contemplated by such forward-looking statements will be achieved. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, liquidity, results of operations, business strategy and growth prospects. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed in or contemplated by the forward looking statements, including, but not limited to: (1) ability to execute our business strategy; (2) changes in the regulatory environment, including changes in regulation that affect the fees that we charge; (3) economic, market, operational, liquidity, credit and interest rate risks associated with our business; (4) our ability to identify potential candidates for, obtain regulatory approval of and consummate, acquisitions of banking franchises on attractive terms, or at all; (5) our ability to integrate acquisitions and to achieve synergies, operating efficiencies and/or other expected benefits within expected time-frames, or at all, or within expected cost projections, and to preserve the goodwill of acquired banking franchises; (6) our ability to achieve organic loan and deposit growth and the composition of such growth; (7) business and economic conditions generally and in the financial services industry; (8) increased competition in the financial services industry, nationally, regionally or locally, resulting in, among other things, lower risk-adjusted returns; (9) changes in the economy or supply-demand imbalances affecting local real estate values; (10) volatility and direction of market interest rates; (11) effects of any changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve; (12) the ability in certain states to amend the state constitution to impose restrictions on financial services by a simple majority of the people who actually vote; (13) governmental legislation and regulation, including changes in accounting regulation or standards; (14) failure of politicians to reach consensus on a bipartisan basis; (15) acts of war or terrorism, natural disasters such as tornadoes, flooding, hail storms and damaging winds, earthquakes, hurricanes or fires, or the effects of pandemic flu; (16) the timely development and acceptance of new products and services and perceived overall value of these products and services by users; (17) changes in the Company’s management personnel; (18) continued consolidation in the financial services industry; (19) ability to maintain or increase market share; (20) ability to implement and/or improve operational management and other internal risk controls and processes and our reporting system and procedures; (21) a weakening of the economy which could materially impact credit quality trends and the ability to generate quality loans; (22) the impact of current economic conditions on the Company’s performance, liquidity, financial condition and prospects and on its ability to obtain attractive third-party funding to meet its liquidity needs; (23) fluctuations in value of investment securities due to market conditions; (24) changes in fiscal, monetary and related policies of the U.S. federal government, its agencies and government sponsored entities; (25) inability to receive dividends from our subsidiary bank, pay dividends to our common stockholders and to service debt and satisfy obligations as they become due; (26) costs and effects of legal and regulatory developments, including the resolution of legal proceedings or regulatory or other governmental inquiries, and the results of regulatory examinations or reviews; (27) changes in estimates of future loan reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; (28) changes in capital classification; (29) impact of reputational risk on such matters as business generation and retention; and (30) the Company’s success at managing the risks involved in the foregoing items. You are cautioned not to place undue reliance on such statements. Any forward-looking statement is qualified in its entirety by reference to the matters discussed in this presentation. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law.
Further Information
This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in our Form 10-K and quarterly reports.
Non-GAAP Measures
We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. Please see the
Appendix to this presentation and our Form 10-K and quarterly reports  for a further description of our use of non-GAAP financial measures and a reconciliation of the differences from the most directly comparable GAAP financial measures.

Company Overview

Raised $974 million in late 2009
Completed four acquisitions in 12 months
Created meaningful scale and market
share in attractive markets
Fully integrated acquired franchises into
scalable operating platform
Executing on both organic and M&A
strategy
Profitable since inception of banking
operations¹
Successfully completed IPO
A Foundation For Growth

Stock Price / Market Cap $17.90 / $936mm
Assets $5.3bn
Deposits $4.1bn
Loans $1.8bn
Full-Service Banking Centers 101
Capital Deployed $650mm
TBV / Share
(Inception / Current / Current
with Excess Accretable Yield¹)
$18.82 / $19.13 / $19.65
Excess Capital
(10% T1L / 8% T1L)
$400mm / $475mm
Note: Market data as of 1-May-13, financial information as of 31-March-13.
¹ Excludes IPO expenses.
2 1Q13 TBV / share + net present value (5% discount rate) of excess A-T accretable yield and FDIC indemnification asset yield / share. Excess A-T accretable yield defined as total accretable yield less 4.5% average loan yield on originations. This results in an additional $0.52 after-tax to our TBV.
Company Overview
NBH 1Q13 Snapshot

NBH Management Team

Head of M&A and Corporate Planning, Head of Foreign Exchange and Interest Derivatives business, and Mid-Atlantic Chief
Financial Officer at Citizens Financial Group
Don Gaiter
Chief of Acquisitions and Strategy (23 years in banking)
Tim Laney
Chief Executive Officer (30 years in banking)
Head of Business Services Credit at Regions Financial
Senior roles in risk management, credit, commercial banking, global bank debt and corporate marketing at Bank of America
Richard Newfield
Chief Risk Officer (27 years in banking)
Vice Chairman and Chief Financial Officer at F.N.B. Corporation
Corporate strategic planning, line-of-business and geographic Chief Financial Officer at PNC
Brian Lilly
Chief Financial Officer (32 years in banking)
Head of Business Services at Regions Financial, where he also led the transformation of wholesale lines of business
Senior management roles in small business, commercial banking, private banking, corporate marketing and change management, and Management Operating Committee member at Bank of America; also served as President, Bank of America, Florida

[illegible]	[illegible]	[illegible]

National Bank Holdings
CORPORATION

Accomplished Board of Directors
Title Past Experience Name
Frank Cahouet Chairman
Chairman, President, and Chief Executive Officer of Mellon Financial
President and Chief Operating Officer of Fannie Mae
Tim Laney President / CEO
Senior EVP and Head of Business Services of Regions Financial
EVP and Management Operating Committee at Bank of America
Ralph Clermont
Director / Chairman of the Audit and
Risk Committee
Managing Partner of the St. Louis office of KPMG LLP
Robert Dean
Director / Chairman of the
Nominating and Governance
Committee
Senior Managing Director at Ernst & Young Corporate Finance LLC
Co-Chair of Gibson, Dunn & Crutcher LLP’s banking practice
Lawrence Fish Director
Chairman and Chief Executive Officer of Citizens Financial Group
Director of the Federal Reserve Bank of Boston
Micho Spring Director
Chair of Global Corporate Practice of Weber Shandwick
CEO of Boston Communications Company
Burney Warren
Director / Chairman of the
Compensation Committee
EVP and Director of Mergers and Acquisitions of BB&T
President and Chief Executive Officer of First Federal Savings Bank

Acquisition Growth Organic Growth
Attractive
Markets
Disciplined
Acquisitions
Client-Centered,
Relationship-Driven
Enhanced Product
Offerings
Scalable Operating Platform & Efficiencies
Leading Regional Bank Holding Company
Our Objectives

Investment Highlights

Disciplined Focus on Building Meaningful Scale and Market Share in Attractive Markets
Expertise in FDIC-assisted and Unassisted Bank Transactions
with Substantial Future Opportunities
Operating Platform Implemented with Full Conversion of All Acquisitions
Organic Growth Accelerating
Attractive Low-Risk Profile
Available Capital to Support Growth
Experienced and Respected Management Team and Board of Directors

Kansas City Region

Bank Midwest
Where common sense lives.

IA
NE
Kirksville MSA
Maryville MSA
St. Joseph MSA
KS
Kansas City
MO
Kansas City MSA

Colorado

Community Banks of Colorado
Where common sense lives.

Fort Collins MSA
Boulder MSA
Greeley MSA
Denver MSA
Denver
NE
KS
UT
CO
Colorado Springs MSA

National Bank Holdings Corporation

NBH Bank N.A.

Bank Midwest
Where common sense lives.

Community Banks of Colorado
Where common sense lives.

Hillcrest Bank
Where common sense lives.

National Bank Holdings Corporation

Attractive Footprint 9 Bank Holding Company 2 OCC Charter (Single Charter) Local Branded Divisional Banks Source: SNL Financial. 25 70 35 70

Demographics					
				✓	✓
			✓	✓	✓
		–			
Economics			✓	✓	✓
			✓	✓	✓
			✓	✓	✓
			✓	✓	✓
Banking				✓	✓
				✓	
			✓	✓	✓

✓

National Bank Holdings CORPORATION

Our Markets are Attractive
Source: SNL Financial, U.S. Census, U.S. Bureau of Economic Analysis.
Note: All data as of 2012 except unemployment rate and deposit data. “Front Range” statistics include populated weighted values for Denver, Boulder, Colorado Springs, Fort Collins, and Greeley MSAs.
Deposit data as of 30-Jun-12.  Front Range unemployment based on a weighted average of Feb-13 unemployment and YE 2012 population for each MSA.
¹ Based on U.S. Top 20 MSAs (determined by population).

Key Statistics by MSA, 2012
1
U.S.
Population (mm) 313.1 2.1 2.6 4.2
Pop. Projection CAGR
(‘12-’16)
0.7% 0.7% 1.4% 1.4%
2012 Median Household Inc. 50.2K 53.8K 57.5K 57.3K
# of Businesses (000s) 77.0 114.9 182.7
Unemployment Rate
(Feb-13)
7.7% 7.1% 7.4% 7.5%
Real GDP per Capita $42.1K $46.5K $55.5K $49.3K
Real GDP Growth (’05-’11) 0.48% 0.62% 1.37% 1.43%
HPI Change (’08-’12) (12.9)% (9.7)% (1.2)% (2.5)%
Branch Penetration
(per 100k people)
30.9 37.2 26.7 27.5
Deposits per Branch ($mm) $ 83 $ 56 $ 84 $ 70
Top 3 Combined
Deposit Market Share
54% 36% 53% 52%
Better Than U.S. Average
Kansas City, MO Denver, CO Front Range

Proven Acquirer – FDIC Assisted and Unassisted Transactions
Source: SNL Financial.
1 Defined as capital deployed divided by post mark-to-market adjusted fair value of net assets (bargain purchase gain or goodwill) plus capital deployed.
2 Tax adjustments are calculated at a rate equal to the effective tax rate for the Company in 2011.
3 Includes branch transactions since 31-Dec-09 with greater than $250 million in deposits acquired.
4 Multiples calculated as the asset discount divided by the total loan and OREO fair value marks (including yield mark) net of the FDIC indemnification asset.
Kansas City MSA Colorado

Jul-2011
Assets: $950mm
Deposits: $760mm
Full-Service Branches: 16
FDIC / No Loss Share
Bank Midwest Transaction –
Deposit Premium
FDIC-Assisted Transactions –
Asset Discount / FV Marks Net of Loss Coverage
4
1.4 x
1.7 x
1.1 x
1.4 x 1.4 x
Hillcrest Bank Bank of
Choice
Community
Banks of
Colorado
Total Colorado Total
2.2%
4.0%
4.8%
Bank Midwest Nationwide Branch
Deals ³
Midwest Branch
Deals ³
Jul-2010 / Dec-2010
Assets: $2.4bn
Deposits: $2.4bn
Full-Service Branches: 39
Unassisted transaction
Oct-2010
Assets: $1.4bn
Deposits: $1.2bn
Full Service Branches: 9
FDIC / Loss Share
Oct-2011
Assets: $1.2bn
Deposits: $1.2bn
Full-Service Branches: 40
FDIC / Loss Share
Balance Sheet
Full-Serv.
Transaction Accounting Impact
Assets Deposits Banking Capital Implied A-T Bar. A-T Accr. GW &
($mm) Acquired Assumed Centers Deployed P / TBV¹ Purch. Gain² Yield² Intangibles
All Transactions $ 5,981 $ 5,575 104 $ 650 1.1 x $ 59 $ 181 $ 97
Bank Midwest Hillcrest Bank Bank of Choice CBoC

70
CO
25
KS
70
35
MO

National Bank Holdings
CORPORATION

Source: SNL Financial.  Based on regulatory information as of 31-Dec-12.
¹ Includes banks with Texas Ratios >100% or <0%. Texas ratio defined as (Adj. NPAs + 90s) / (TCE + LLR).
² Market Extension includes IA, MT, ND, NE, SD, and WY.
³ “ Active acquirers” are defined as all banks & thrifts with a presence in each market that meet the following criteria: Total assets greater than $5bn, NPAs / Assets < 2.5%, Leverage Ratio > 8.0% and have completed 1 or more acquisitions since 31-Dec-08. Totals exclude double-counting.
Large Number of Acquisition Opportunities with Limited Competition
Whole bank (un-assisted) transactions
Branch divestitures
Specialty businesses (asset and fee generators)
FDIC-assisted transactions

In Market Market Extension² Total
Number of Institutions 67 73 140
Total Assets ($bn) $102.4 $113.0 $215.4
Total Deposits ($bn)
Troubled Institutions (<$10bn in Assets)¹
Number of Institutions 26 11 37
Total Assets ($bn) $14.9 $4.3
Total Deposits ($bn)
Total Institutions
Number of Institutions 93 84 177
Total Assets ($bn) $117.3 $117.3 $234.6
Total Deposits ($bn)
# of Active Acquirers 3 6 2 6
Future Acquisition Opportunities
Areas of Focus
76.6
86.4
16.2
$19.2
3.5 12.7
89.3 89.9 179.2
163.0
Healthy Institutions ($500mm-$10bn in Assets)

New Loan Fundings

$ 25
$ 25
$ 35
$ 54
$ 82
$ 84
$ 128
$ 140
$ 109
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13

Timeline

Consumer

Small Business

Commercial

National Bank Holdings CORPORATION

Well Positioned to Capture Fair Share of Market

Source: SNL Financial, Hoovers D&B, and U.S. Bureau of Economic Analysis. Data as of August 1, 2012.
101 banking centers
58 commercial bankers
BMW & Hillcrest Conversion
KC New Talent Recruit / Sales Initiative
BoC & CBOC Conversion
CO New Talent Recruit /
Sales Initiative
KC MSA 1.1
Colorado Front Range 1.8
Total 2.9
Number of Mid & Large Businesses (K)
KC MSA $ 43.6
Colorado Front Range 78.2
Total $ 121.8
KC MSA $ 10.5
Colorado Front Range 21.5
Total $ 32.0
Market Deposits ($bn)
Market Mortgage Outstandings ($bn)
KC MSA 59.4
Colorado Front Range 155.1
Total 214.5
Number of Small Businesses (K)
Progress to Date ($mm) Market Opportunity

New Leadership Hires
Treasurer
M&I /
Citibank
Director of Public
Reporting
Fifth Third Bank /
CrossFirst Holdings
EVP, Commercial
Banking
UMB Bank
EVP, Consumer
Banking
Bank of America
Chief Compliance
Officer
TD Bank / First Data
Director of
Enterprise
Technology
Commerce
Bancshares
EVP, Consumer
Banking
Commerce
Bancshares
Regional Manager
M&I /
Bank of America
Small Business
US Bank
SBA Program
Manager
Great Western Bank
Director of
Internal Audit
M&I
Director of Credit
Management
Bank of America
Senior Credit
Approval Officer
Bank of America
Director of Credit
Review
Commerce
Bancshares
Chief Appraiser
UMB Bank
Enterprise Risk
Manager
JP Morgan Chase
CRA
&
Fair Lending
Officer
Commerce
Bancshares
Director of Loan
Operations
First Natl Bank of
Kansas
HR Program
Manager
JE Dunn
Construction

Light blue shading represents new hire by NBH
Marketing Manager
Bank of America
18 New
Commercial
Bankers
15 New
Commercial
Bankers
General Counsel &
Secretary
M&T / Comerica
Donald Gaiter
Chief of Acquisitions
& Strategy
Brian Lilly
Chief Financial
Officer
Thomas Metzger
President,
Bank Midwest /
Hillcrest Division
Richard Newfield
Chief Risk
Officer
Kathy
Hinderhofer
Chief of Integration,
Tech & Operations
Lisa Monteleone
Chief Human
Resources Officer
29 new leadership hires
58 commercial bankers, of
which 33 are new hires
Tim Laney
Interim President,
Community Banks
of Colorado Division
Chief Accounting
Officer
Great Western Bank/
Commerce
Bancshares
Director of Mgmt
Reporting, Planning
& Analysis
Jeppesen
Treasury
Management
Manager
Mutual Bk of Omaha/
Guaranty Bank
HR Benefits
Manager
Assurant Employee
Benefits / H&R Block
HR Regional
Manager
Greater Kansas City
Chamber of
Commerce
Sanderson, a
Boeing company

Accomplishments to Date
Completed four acquisitions
Established scalable, efficient operating platform to support growth
Fully integrated Kansas City and Colorado franchises
Successfully completed IPO
Established divisional branding and marketing
Consolidated bank charters
Leadership and banker hires
$683mm cumulative new loan originations
Initiated quarterly dividend of $0.05
Announced modest stock repurchase program ($25mm authorization)

29 new leadership hires
58 commercial bankers, of which 33 are new hires
$434mm in 2012
$109mm in 1Q13

Financial Overview

First Quarter Earnings Summary

Reported 1Q13 net income of $2.1 million or $0.04 per share.
Grew the strategic loan portfolio by 11.4% annualized and successfully exited $98.7 million of non-
strategic loan portfolio.
Grew average transaction account deposit balances 4.8% annualized, driving a 3 basis point improvement in total cost of deposits.
Added $14.9 million to accretable yield for the acquired loans accounted for under ASC 310-30, while only taking $0.3 million in impairments, netting to a $14.6 million economic improvement in the quarter and
$83.6 million on a life-to-date basis.
Credit quality continued to improve, with non-performing loans improving to 2.08% from 2.23%. Net charge-offs on non 310-30 loans were 0.44% annualized.
Net interest margin of 3.88% during the first quarter, driven by attractive yields on loans accounted for under ASC 310-30 loan pools and lower cost of deposits.
Expenses before problem loan/OREO workout expenses were flat for the third consecutive quarter, adjusting for the third quarter IPO expenses. The problem loan/OREO workout expenses totaled $7.1 million, decreasing $2.9 million from the prior quarter.
Tangible book value per share of $19.13 before consideration of the excess accretable yield value of
$0.52 per share.
Approximately $400 million in excess strategic capital (above 10% Tier 1 Leverage), which positions us for future growth opportunities.
Note: Please refer to the appendix for a reconciliation of non-GAAP financial metrics.

Off to a Great Start
Profitability & Adj. ROATA
TBV / Share
($ in millions, except per share data)
Source: SNL Financial.
Note: Please refer to the appendix for a reconciliation of non-GAAP financial metrics. NBH metrics presented on an adjusted basis, which excludes stock-based compensation expense, gain or loss on sale of securities, bargain purchase gains, related acquisition expenses, and IPO related expenses. Financial metrics tax affected based on the effective tax rate for each period.
¹ Excluding $12mm of after-tax expenses related to NBH’s IPO, 3Q12 and FY2012 net income would have been $4mm and $11mm, respectively.
² 4Q12 TBV / share + net present value (5% discount rate) of excess A-T accretable yield and FDIC indemnification asset yield / share. Excess A-T accretable yield defined as total accretable yield less
4.5% average loan yield on originations.
2
Profitable since beginning of operating
history¹
TBV accretive even after four acquisitions
and start-up costs
$0.52
$ 16.9
$ 15.6
$ 3.3
$ 4.1
$ 4.0 $ 4.3
$ 3.0
0.39%
0.33%
0.27%
0.34%
0.34%
0.38%
0.29%
FY2011 FY2012 1Q12 2Q12 3Q12 4Q12 1Q13
Adj. Net Income Adj. ROATA
$18.82
$17.60
$17.68
$18.25
$19.50
$19.10
$19.16
$19.30
$19.17
$19.65
Inception FY 2010 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13
Reported Excess Accretable Yield ²
$ 19.29
Acquisition of Bank Midwest &
Hillcrest Bank
Acquisition of Bank of
Choice
Acquisition of Community Banks
of  Colorado
$19.13

68% of total assets are in cash, securities (low-risk, high-quality agency residential MBS and CMOs), and covered loans
98.6% of total liabilities composed of client deposits and repos
Capital is strictly composed of common equity
Loan Portfolio
Total Assets
Loans
Non 310-30
Loans
$1,035mm  59%
310-30
Loan Pools
$730mm 41%
Low-Risk Balance Sheet
310-30  Loan Pools Accretable Yield
Reclassification Life-to-Date ($mm)
$ 107,893 $ (24,338)
$ 83,555
Inc. in Accr. Yield, net
(Recog. Over Time)
Impairments
(Provision)
Net Economic
Impact
Loans
33%
Investment
Securities
50%
Cash
8%
FDIC
Indemnification
Asset
1%
Other Assets
8%
Marked to
Market
36%
New
Originations
34%
Marked to
Market &
Covered
30%
Covered
$ 467
Non-Covered
$ 264
New
Originations
$ 594
Covered
$ 70
Non-Covered
$ 371
61% of portfolio carries acquisition fair value marks
30% is covered by FDIC loss share
41% are in accounting loans pools that are revalued quarterly

$1,085
$1,127
$1,154
$1,189
$711
$612
YE11
YE12
1Q13
YE11
YE12
1Q13

Consumer 4%
Comm. 15%
37%
Agriculture 13%
Resi 42%
Owner Occupied CRE 9%
Other CRE 17%

Non-performing 0.6%
Performing 99.4%

$ 25
$ 14
$ 25
$ 17
$ 35
$ 17
$ 14
$ 54
$ 36
$ 10
$ 82
$ 33
$ 8
$ 19
$ 20
$ 84
$ 40
$ 22
$ 7
$ 11
$ 128
$ 7
$ 60
$ 24
$ 11
$ 26
$ 140
$ 6
$ 53
$ 29
$ 21
$ 31
$109
$ 2
$ 46
$ 9
$ 37
$ 15
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
Commercial
CRE
Agriculture
Resi.
Consumer

Q-o-Q Growth	—	—	42%	54%	52%	2%	52%	9%	(22)%

National Bank Holdings
CORPORATION

($ in millions)
High Quality and Stable Strategic Loan Portfolio
Strategic Loans – Non-performing (31-Mar-13)
Strategic Portfolio: $1.2bn
Strategic Loans Non-Strategic Loans
Strategic Loan Composition (31-Mar-13) Loan Portfolio
Loan Originations

7%
(2)%
$2,278
$2,446
$2,404
4Q11
4Q12
1Q13

(37)%
(5)%
$2,785
$1,753
$1,656
4Q11
4Q12
1Q13

Demand & NOW
Savings & MM
Retail Time
Jumbo Time
$3,473
$5,063
$4,201
$4,061
22 %
43 %
19 %
15 %
34% Non-Time
22 %
33 %
21 %
24 %
46% Non-Time
15 %
27 %
30 %
29 %
58% Non-Time
14 %
26 %
31 %
28 %
59% Non-Time
FY10
FY11
FY12
1Q13

(13)bps
(16)bps
(18)bps
(10)bps
(5)bps
(10)bps
(10)bps
(11)bps
(3)bps
1.41 %
1.28 %
1.12 %
0.94 %
0.84 %
0.79 %
0.69 %
0.59 %
0.48 %
0.45 %
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13

($mm)
% of Total Time Deposits
35 %
37 %
17 %
7 %
2 %
1 %
$587
$616
$275
$116
$40
$22
< 6 Months
6 Months - 1 Year
1 - 2 Years
2 - 3 Years
3 - 4 Years
4+ Years

Rate	0.66%	0.63%	0.90%	1.66%	1.69%	1.58%

National Bank Holdings
CORPORATION

21 ($ in millions) Growing Low Cost Transaction Accounts Transaction Deposits Time Deposits Deposit Composition Cost of Deposits Time Maturity

3.40 %
3.98 %
3.91 %
4.00 %
3.92 %
4.09 %
3.88 %
FY2011
FY2012
1Q12
2Q12
3Q12
4Q12
1Q13

Loan Pools Impairment
Non-Loan Pools
$20.0
$5.0
$15.0
$28.0
$19.0
$9.0
$7.8
$3.3
$4.6
$12.2
$10.5
$1.8
$5.3
$3.7
$1.6
$2.7
$1.6
$1.1
$1.4
$0.3
$1.1
FY2011
FY2012
1Q12
2Q12
3Q12
4Q12
1Q13

16.0 %
15.2 %
15.3 %
16.2 %
14.0 %
15.4 %
13.6 %
$ 34.3
$ 38.5
$ 9.6
$ <0.1
$ 8.6
$ 1.4
$ 9.4
$ 10.9
$ 8.5
$(4.7)
$(1.8)
$(1.3)
$(1.9)
$(1.4)
FY2011
FY2012
1Q12
2Q12
3Q12
4Q12
1Q13
FDIC Loss Share Inc.
Adj. Non-Interest Income[1]
Fee Income / Revenue[1]

$ 137.4
$ 28.0
72.7 %
$ 109.4
$ 187.7
$ 38.6
76.2 %
$ 149.1
75.7 %
$ 49.7
$ 13.7
$ 35.9
68.5 %
$ 43.1
$ 5.5
$ 37.7
79.1 %
$ 45.7
$ 7.3
$ 38.5
82.4 %
$ 49.2
$ 12.2
$ 37.0
86.7 %
$ 46.4
$ 7.8
$ 38.6
FY2011
FY2012
1Q12
2Q12
3Q12
4Q12
1Q13
Operating Expenses
Other Expenses[2]
Adj. Eff. Ratio[1]

National Bank Holdings CORPORATION

Note: Please refer to the appendix for a reconciliation of non-GAAP financial metrics.
¹ Adjusted metrics exclude initial public offering related expenses, bargain purchase gains, related acquisition expense, stock-based compensation expense, gain or loss on sale of securities, and gain or loss in change in fair value of warrant liability.
² Other expenses include: professional fees, other real estate owned expenses, problem loan expenses, and gain or loss from change in fair value of warrant liability.
($ in millions)
P&L Metrics
Net Interest Margin
Provision For Loan Losses
Adjusted Non-Interest Income ¹ Adjusted Non-Interest Expense ¹

Looking Ahead

Organic Earnings Potential

ROATA
Note: Please refer to the appendix for a reconciliation of non-GAAP financial metrics
¹ Adjusted metric excludes initial public offering related expenses, bargain purchase gains, stock-based compensation expense, and gain or loss on sale of securities..
Professional fees
decline to normal
operating levels
Continued
expense
efficiencies
Hillcrest Bank
Higher yielding
acquired loans
run-off
Reduction in
work-out
expenses and
loss share income
1
0.29%
1.00% - 1.25%
Target ROATA
1Q13
Adjusted
Expense
Adjustments
Organic
Growth
Run-off Acquired
Portfolios
Pro Forma
Ramp-up of loan
production
Continue reducing
cost of funds
Securities re-price
downward
Fee business
initiatives

Key Long-Term Financial Targets 25 Assets >$10bn Efficiency Ratio <60% ROATA 1.00% - 1.25% ROATCE 13% - 16% Dividend Payout Ratio 25% Tier 1 Leverage 8% Fully Levered Targets

Investment Highlights

Disciplined Focus on Building Meaningful Scale and Market Share in Attractive Markets
Expertise in FDIC-assisted and Unassisted Bank Transactions
with Substantial Future Opportunities
Operating Platform Implemented with Full Conversion of All Acquisitions
Organic Growth Accelerating
Attractive Low-Risk Profile
Available Capital to Support Growth
Experienced and Respected Management Team and Board of Directors

Appendix

1 %
3 %
38 %
5 %
53 %
Mortgage Backed Securities - Fixed Rate
Mortgage Backed Securities - ARMs
Collateralized Mortgage Obligations - Fixed Rate
Collateralized Mortgage Obligations - Floating Rate

National Bank Holdings CORPORATION

Conservative Investment Portfolio
100% of portfolio AAA rated or U.S. agency
backed ²
Stable duration of 3.3 years
OCI fluctuations minimized by 20% of
portfolio in Held-To-Maturity.
$68mm in prime auto ABS is AAA rated and
has duration of 0.5 years
($ in millions)
¹ Excludes $29mm, $33mm, and $33mm of FHLB / FRB stock as of 31-Dec-11, 31-Dec-12, and 31-Mar-13 respectively.
² Aaa rated by Moody’s, AAA by Fitch, and AA+ by S&P.
31-Dec-11 31-Dec-12 31-Mar-13
Book Value
Available-for-Sale $ 1,786 $ 1,681 $ 2,073
Held-to-Maturity 7 548 491
"Locked-in" Gains (HTM) 0 29 26
Total Book Value
$ 1,793 $ 2,258 $ 2,590
Available-for-Sale Unrealized Gains 77 37 34
Fair Market Value of Portfolio $ 1,870 $ 2,295 $ 2,624
Portfolio Yield (Spot) 3.23% 2.42% 2.12%
Portfolio Duration 3.2 3.2 3.3
Weighted-Average Life 3.4 3.4 3.5
1Q13 Investments by Asset Class ¹
Portfolio Summary ¹

13.0 %
10.0 %
7.0 %
4.0 %
1.0 %
(2.0)%
(5.0)%
% Change
(2.10)%
5.22 %
8.53 %
-50 bps
+100 bps
+200bps
Interest Rate Shock

National Bank Holdings CORPORATION

Net Interest Income Sensitivity
Note: Interest Rate Risk as of 31-Mar-2013.
¹ 12-month simulated net interest income impact using management projected balance sheet and an immediate parallel shift in the yield curve.
NBH Balance Sheet positioned to benefit from rising rate environment
Net Interest Income Change ¹

Reconciliation of Non-GAAP Measures
($ in millions)
31-Dec-11 31-Mar-12 30-Jun-12 30-Sep-12 31-Dec-12
31-Mar-13
Total stockholders' equity 1,089 $             1,091 $             1,097 $             1,096 $             1,091 $             1,087 $
Less: goodwill (60) (60) (60) (60) (60) (60)
Less: intangibles (33) (32) (30) (29) (28) (26)
Tangible common equity 996 $          1,000 $       1,007 $       1,007 $       1,003 $       1,001 $
Total assets 6,352 $             6,075 $             5,789 $             5,523 $             5,411 $             5,258 $
Less: goodwill (60) (60) (60) (60) (60) (60)
Less: intangibles (33) (32) (30) (29) (28) (26)
Tangible assets 6,259 $       5,984 $       5,699 $       5,434 $       5,324 $       5,172 $
Common book value per share calculations:
Total stockholders' equity 1,089 $             1,091 $             1,097 $             1,096 $             1,091 $             1,087 $
Divided by: ending shares outstanding 52,158 52,191 52,191 52,191 52,328 52,315
Common book value per share 20.87 $       20.91 $       21.01 $       21.00 $       20.84 $       20.77 $
Tangible common book value per share calculations:
Tangible common equity 996 $                 1,000 $             1,007 $             1,007 $             1,003 $             1,001 $
Divided by: ending shares outstanding 52,158 52,191 52,191 52,191 52,328 52,315
Tangible book value per share 19.10 $       19.16 $       19.29 $       19.30 $       19.17 $       19.13 $
Total stockholders' equity to total assets 17.14% 17.97% 18.95% 19.84% 20.16% 20.67%
Less: impact of goodwill and intangibles (1.23)% (1.25)% (1.28)% (1.30)% (1.31)% (1.32)%
Tangible common equity to tangible assets 15.91% 16.72% 17.67% 18.54% 18.85% 19.35%
Return on average assets 0.81% 0.11% 0.18% (0.56)% 0.22% 0.16%
Add: impact of goodwill and intangibles 0.01% 0.00% 0.00% 0.01% 0.00% 0.00%
Add: impact of core deposit intangible expense, after tax 0.05% 0.05% 0.05% 0.06% 0.06% 0.07%
Return on average tangible assets 0.88% 0.16% 0.25% (0.51)% 0.28% 0.23%
Less: impact of gain on sale of securities, after tax 0.01% (0.03)% 0.00% 0.00% 0.00% 0.00%
Add: impact of stock based comp expense 0.15% 0.09% 0.09% 0.31% 0.10% 0.06%
Add: impact of initial public offering related expenses, after tax 0.01% 0.02% 0.01% 0.54% 0.00% 0.00%
Add: impact of acquisition related expenses, after tax 0.06% 0.03% 0.00% 0.00% 0.00% 0.00%
Add: impact of bargain purchase option, after tax (0.72)% 0.00% 0.00% 0.00% 0.00% 0.00%
Adjusted return on average tangible assets 0.39% 0.27% 0.34% 0.34% 0.38% 0.29%
Return on average equity 4.01% 0.60% 0.99% (2.86)% 1.10% 0.78%
Add: impact of goodwill and intangibles 0.34% 0.06% 0.10% (0.25)% 0.09% 0.07%
Add: impact of core deposit intangible expense, after tax 0.27% 0.33% 0.33% 0.32% 0.32% 0.33%
Return on average tangible equity 4.63% 0.99% 1.42% (2.79)% 1.51% 1.17%
As of and for the three months ended

Reconciliation of Non-GAAP Measures (cont’d)
($ in millions)
31-Dec-11 31-Dec-12 31-Mar-12 30-Jun-12 30-Sep-12 31-Dec-12
31-Mar-13
Reported non-interest income 89.5 $               37.4 $               10.3 $               10.0 $               8.1 $                  9.0 $                  7.1 $
Add: loss (gain) on sale of securities 0.6 (0.7) (0.7) - - - -
Less: bargain purchase gain (60.5) - - - - - -
Add: FDIC loss share income 4.7 1.8 - (1.4) 1.3 1.9 1.4
Adjusted non-interest income 34.3 $         38.5 $         9.6 $           8.6 $           9.4 $           10.9 $         8.5 $
Non-interest expense 155.5 $             209.6 $             53.0 $               45.3 $               60.0 $               51.4 $               47.8 $
Less: impact of stock-based compensation (12.6) (13.1) (2.2) (2.1) (6.7) (2.2) (1.4)
Less: impact of acquisition costs (4.9) (0.8) (0.8) - - - -
Less: impact of initial public offering related expenses (0.6) (8.0) (0.3) (0.1) (7.6) - -
Adjusted non-interest expense 137.4 $       187.7 $       49.7 $         43.1 $         45.7 $         49.2 $         46.4 $
Less: professional fees 13.6 $               11.2 $               2.7 $                  3.3 $                  2.7 2.5 1.4 $
Less: other real estate owned expenses 10.0 20.3 8.6 0.1 3.5 8.2 4.7
Less: problem loan expenses 4.5 8.5 1.7 2.7 2.3 1.8 2.3
Less: loss (gain) from change in fair value of warrant liability (0.1) (1.4) 0.7 (0.6) (1.2) (0.3) (0.6)
Less: total other expenses 28.0 $         38.6 $         13.7 $         5.5 $           7.3 $           12.2 $         7.8 $
Adjusted operating expense 109.4 $       149.1 $       35.9 $         37.7 $         38.5 $         37.0 $         38.5 $
Adjusted efficiency ratio calculation:
Efficiency ratio 61.72% 84.53% 81.28% 70.96% 101.82% 85.43% 88.29%
Add: bargain purchase gain 20.18% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00%
Add: gain (loss) on sale of securities (0.22)% 0.24% 0.87% 0.00% 0.00% 0.00% 0.00%
Less: impact of initial public offering related expenses (0.32)% (3.31)% (0.51)% (0.14)% (13.14)% 0.00% 0.00%
Less: impact of stock-based compensation expense (6.79)% (5.43)% (3.47)% (3.35)% (11.58)% (3.68)% (2.73)%
Add: impact of acquisition costs (2.67)% (0.36)% (1.36)% (0.02)% 0.00% 0.00% 0.00%
Add: change in fair value of warrant liabilities 0.02% 0.57% (1.14)% 0.95% 2.00% 0.63% 1.19%
Adjusted efficiency ratio 71.92% 76.24% 75.67% 68.40% 79.10% 82.38% 86.75%
As of and for the three months ended
Non-interest income adjustments